World's Leader and Trailblazer in Industrial Ceramic Valves



SHENGKAI INNOVATIONS, INC.
(Amex: SHE)
(NASDAQ: VALV) ***from 5/25/2010***

Corporate Presentation
May 2010



Safe Harbor Statement



This presentation contains forward-looking statements, including financial projections. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

The Company makes no expressed or implied representation or warranty as to whether it can attain the projected financial information or the accuracy of any other forward looking statements set forth in this presentation or as to the accuracy or completeness of the assumptions from which the forward looking statements are derived. The Company does not have any obligation to update or revise any forward looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.



Company Overview



Corporate History	Headquartered - Tianjin, P.R.C.; Established in 1994; went public in June 2008; Listed at NYSE Amex in Dec. 2009 & to be listed at NASDAQ GM on May 25, 2010 with symbol "VALV"
High Tech and New Materials	Market Leader in ceramic High Tech and New Materials Leading manufacturer of ceramic valves globally, largest in the PRC
Strong Product Portfolio	Over 730 products in 34 series under 9 categories The only company capable of manufacturing ceramic valves from 32mm up to 1,000mm
Broad Customer Base	Over 400 environment friendly customers in power generation, chemical, petrochemical, and metallurgy industries, preferred supplier to SINOPEC and PetroChina

Investment Highlights


Large and Growing Market for Industrial Valves
Growth Driven by Industry and Geographic Expansion
Superior Technology & Product Portfolio
Proven Track Record of Solid Growth and High Profitability
Increasing Capacity to Meet Growing Demands
Ceramic Valves Poised to Capture Market Share from Metal Valves



Management Team



Mr. Chen Wang, CEO & CTO – Mr. Wang, the founder of Shengkai, has been serving as Chief Executive Officer and Chief Technology Officer since the Company's inception. Prior to founding Shengkai, he worked at Tianjin Dagang Power Plant (September 1987 – July 1992). Mr. Wang earned an MBA degree from Renmin University of China

Mr. David Ming He, CFA, CPA, CFO – Mr. He joined Shengkai as CFO in March 2010. Previously Mr. He served as CFO of Equicap Inc. (EQPI.OB) (Jan. 2007 – Feb. 2010) and Senior Manager at SORL Auto Parts, Inc. (Nasdaq: SORL) (Oct. 2004 – Jan. 2007). He currently also serves as Director & Chair of audit committee of China Gengsheng Minerals, Inc. (NYSE Amex: CHGS). Mr. He holds graduate degrees of Accountancy and MBA from Univ. of Illinois at Urbana-Champaign

Ms. Li He, COO – Ms. He joined Shengkai in March 2006. She was appointed COO in January 2007. She is experienced in human resources management and business administration. Prior to joining Shengkai, she served as human resources manager of Wah Sang Gas (China) Investment Co., Ltd. (December 2001 – March 2006). Ms. He has a bachelor's degree in economic management

Mr. Xiaoqian Liu, CMO – Mr. Liu Xiaoqian joined Shengkai in July 2002 as a member of the sales staff and was appointed CMO in January 2007. He graduated in 2002 with a bachelor's degree in chemical machinery



Valve Overview



Valve

- Definition: a device that controls the movement of liquid, gas, or loose material in bulk
- Can control flow, rate, volume, pressure or direction of liquids, gases, slurries or dry materials through a pipeline, chute or similar passageway
- Indispensable to virtually all manufacturing processes, energy production and supply systems


Gate
Valve











Valve Materials: Metal vs. Ceramic

Superior Characteristics of Ceramic

Resistant to Abrasion

Resistant to Corrosion

Resistance to High Temperature

Longer Working Life – at least 10x that of metal valves

Valves often operate in harsh industrial environments







Valve Materials: Metal vs. Ceramic



Metal



Metal ball after one month



Standard metal seat ring after two months



Stainless steel wedge gate disc after one week

Ceramic



SK ceramic ball after two years



SK ceramic seat ring after five years



SK wear-resistant ceramic wedge gate disc after five years



Social & Economic Benefits of Ceramic Valve



24,000 x 0.6 x 10 = 144,000 tons steel
1.3 x 144,000 = 187,200 tons coal

Energy Conservation

Assumptions:
- 0.6 ton steel/unit
- 10 times longer life
- Capacity: 24k Units/Yr

Efficiency Improvement

Environmental Protection

187,200 tons coal

82,368 tons CO_2
3,744 tons SO_2

✓ Reduces maintenance and replacement
✓ Prolongs continuous production time
✓ Saves labor inputs



Social and Economic Benefits of Ceramic Valve



- Ceramic valve is a major scientific and technologic innovation in the field of new material application
- The Chinese government is actively promoting the scientific outlook on development as the national development strategy
- Shengkai's ceramic valves have superior cost-performance ratio compared with metal valves
  - In general 3-6x price
  - Minimum 10x life



Valve Market Size



Demand for industrial valves ($ Billion)



100
80
60
40
20
0
12.3
77.5
PRC 2009
Global 2011

Sources:
- *P.R.C. General Machinery Industry Association, Valve Sector (Sales in the PRC, includes imports)*
- *Freedonia Magazine*

Our Goal in 3 Years



80 %
Hazardous Environment,
Corrosion, Abrasion
High Pressure, High Temperature
3 %
> 100,000 units
Production Capacity



Ceramic Valve Application Historically Limited by Size



- Ceramic valves currently have less than 1% of the overall valve market in China

Why?

- Valve users not familiar with ceramic technology
- Industrial application have been limited as most ceramic valve manufacturers (excluding SK) can only produce ceramic ball valves and adjustable valves with caliber below 150mm (6 inches) and with pressure level below 2.5MPa

Main competitors lack product portfolio breadth

- Fujikin (USA) – manufacturer of fluid and gas automatic control equipment; produces small ceramic ball valves and mini control valves



- Cera System (Germany) – manufacturer of ceramic valves with calibers up to 300mm, but product selections are also limited to ball valves and control valves



- KingWay Science &Technology Co. (Yantai, China) – manufacturer of ceramics, ceramic valves, electric and pneumatic valves; produces small ceramic ball valves





Shengkai is a Trailblazer in the Ceramic Valve Industry



Breakthrough Technology, Market Leading Products and Services

- Has sustainable competitive advantage in technology, able to manufacture ceramic valves with calibers in excess of 150mm, up to 1,000mm
- Offers tailor-made solutions to customers' problems with existing valves



SK's Ceramic Valves and Parts

- Able to produce almost all types of general valve for industrial use worldwide
- Offers more than 730 types of valves in 34 series under 9 categories
- Launches 30-50 new models every year
- Valve sizes ranging from 32mm to 1,000mm
- Resistant to pressure up to 42MPa
- Owns national patents for 21 products
- Has 8 new national patents pending approval
- Superior cost effectiveness compared to metal valves

Breakdown of Sales per Product Type


8%
26%
11%
55%
Ball valves
Adjustable valve
Gate valve
Others

Others include cutoff valves, back valves, discharging valves, dry ash valves, spinning valves, check valves, and ceramic parts

Data for the first two quarters of FY2010 ended Dec. 31, 2009



Shengkai's Proprietary Technologies of Structural Ceramics



- Added zirconia to alumina ceramics to enhance toughness and resistance to corrosion
- Successfully used martensite transformation toughening technology to enhance toughness and to improve deformability
- Applied nano-technology to improve strength, toughness, etc
- Enhanced metal processing to enable Shengkai to apply cold-working techniques to its ceramic products
- Developed a solid solution and agent that lowers firing temperature and enhances the homogeneous dispersion of ceramic pulp
- Invented a special joining material which solved the problems arising from different expansion coefficients between metal and ceramic parts, hence our valves are produced leak-proofed

With above proprietary technologies, we are confident that Shengkai is able to produce most types of industrial valves and gradually substitute metal valves currently prevalent in market

Customer Segmentation

FY 2008 | **FY 2009**


12.4%
7.3%
80.3%


4.7%
20.1%
75.2%

Petrochemical | Power Generation | Aluminum / Steel / Metallurgy and Other

- Proven track record of penetrating **Power Generation** industry
- Successfully expanded into other industries:
  - Petrochemical
  - Aluminum / Steel / Metallurgy
  - Paper
- Focus on **Petrochemical** industry in FY 2009
  - Segment sales accounting for 20.1% of total revenue for FY 2009 compared to 7.3% for FY 2008
- Continuous efforts to penetrate power generation and other industries



Sales & Distribution



Nationwide Distribution Network

- 11 Regional Sales Centers
- 30 Sales Agent Offices

Gearing Up for Exports

- Export expected to account for approx. 10% of total sales for CY 2010
- Approved exporter to Europe, North America, Russia, UAE, Turkey, Pakistan and the Asia-Pacific Region; 5 offices to be set up in above areas.
- Comparable small valves priced 10% lower than international competitors'

Customer Base

- Totally 400+ customers
- Multiple products supplied to customers in power generation industry such as China Guodian Group and Datang Power Group
- The exclusive ceramic valve supplier for SINOPEC
- Preferred supplier for PetroChina
- 30% revenue for FY 2010 projected from SINOPEC and PetroChina

中国国电集团公司
CHINA GUODIAN CORPORATION

DTP 大唐国际

中国石油天然气股份有限公司
PetroChina Company Limited

SINOPEC



Selected Case Studies



Case 1: HUNTLEY Power Plant, Town of Tonawanda, USA

Challenge:

- At Huntley Power Plant, fly ash conveying system previously used metal valves
- Metal valves had to be replaced every 3 months, some within 2 weeks

Solution:

- Huntley replaced metal valves with SK ceramic valves 1.5 years ago
- SK ceramic-lined ball valve and ceramic-lined knife gate valve have outlasted its counterpart metal valve, providing successfully solution for the fly ash conveying system
- Good example of the promising application of SK ceramic valve in severe working conditions like fly ash

Case 2: China National Offshore Oil Corporation

Challenge:

- At an Oil drilling platform in the Bohai Sea throttle valves from various countries had to be replaced every 2 months due to high sulfur content which caused serious corrosion and abrasion

Solution:

- SK's JJ Ceramic throttle valves were installed in June 2006 replacing metal valves
- SK's JJ Ceramic valves have been working very well receiving high appreciation and recognition



Current Production and Capacity Expansion



Current Facility

- Output 10,000 units of valves for FY 2009, exceeding annual production capacity of 7,500 units



New Facility

- Triple capacity to reach 24,000 units of valves p.a.
- Estimated total investment of $54 MM
- Expected completion at end of June 2010





Strong R&D Capability



Two Excellent R&D Teams:

❖ Ceramic Material Team

- Significantly improve ceramic valves' performance
- Widen the application of ceramic materials

❖ Valve Team

- Research and develop new structures and new types of valves
- Continue to offer customized solutions to new customers' problems

Our CEO & CTO, Mr. Wang is directly involved in R&D



Growth Strategy



	Expand Manufacturing Capacity	Reinforce Competitive-ness against Metal Valves	Focus on Petrochemical Industry (to reach 30% of total sales)	Extend Geographic Coverage Internationally
Goals	Expand Manufacturing Capacity	Reinforce Competitive-ness against Metal Valves	Focus on Petrochemical Industry (to reach 30% of total sales)	Extend Geographic Coverage Internationally
Activities	Construct new manufacturing plant & add additional equipment	Enhance product quality and production efficiency Lower production costs through increased automation	Increase promotion activities, educate the petrochemical industry on ceramic valves Specifically target SINOPEC and PetroChina	Develop relationships with distributors and customers Accelerate market expansion in the following years after completion of the new facility



Rapid Growth and High Profitability





Revenue ($ MM)
CAGR=30.4%
45.8%
23.1
32.4
39.3
10
14.5
FY2007
FY2008
FY2009
Q3 FY2009
Q3 FY2010



Gross Profit ($ MM)
CAGR=31.4%
38.6%
13.9
19.1
24
6.2
8.6
FY2007
FY2008
FY2009
Q3 FY2009
Q3 FY2010



Net Income ($ MM)
CAGR=43.6%
57.8%
6.6
10.1
13.6
3.5
5.6
FY2007
FY2008
FY2009
Q3 FY2009
Q3 FY2010 *



Net Income Margin
28.4%
31.2%
34.6%
35.3%
38.2%
FY2007
FY2008
FY2009
Q3 FY2009
Q3 FY2010 *

*Q3 FY2010 financial data excludes share-based compensation of $2.2 MM



Summary Income Statement



(US$ Millions) FYE 6/30	Q3 FY2010*	Q3 FY2009	FY 2009	FY 2008
Total Net Sales	14.5	10.0	39.3	32.4
Revenue Growth	*45.0%*	n/a	*21.3%*	*40.3%*
Gross Profit	8.6	6.2	24.0	19.1
Gross Margin	*59.3%*	*62.4%*	*61.1%*	*59.3%*
Income from Operations	6.3	4.5	17.9	14.3
Operating Margin	*43.2%*	*45.3%*	*45.5%*	*44.1%*
Income Tax	(1.0)	(1.1)	(4.5)	(4.1)
Effective Tax Rate	*15.0%*	*25.0%*	*29.1%*	*33.3%*
Net Income	4.1	2.5	13.6	10.1
Net Margin	*32.8%*	*30.9%*	*34.6%*	*31.2%*
EBITDA	6.8	4.8	18.9	15.1
EBITDA Margin	*46.9%*	*48.3%*	*48.1%*	*46.7%*

***Q3 FY2010 financial data excludes share-based compensation of $2.2 MM**



NON-GAAP Reconciliation



	Three Months Ended 31-Mar		Nine Months Ended 31-Mar	
	2010	2009	2010	2009
Income From Operations	**4,118,803**	**4,519,153**	**14,655,966**	**11,988,885**
Add back (Deduct):				
Non-Cash Share-based Compensation Expenses	2,159,429	-	2,159,429	-
Adjusted Income from Operations	**6,278,232**	**4,519,153**	**16,815,395**	**11,988,885**
Net Income (Loss)	3,391,893	3,519,050	11,585,419	9,177,928
Add back (Deduct):				
Non-Cash Share-based Compensation Expenses	2,159,429	-	2,159,429	-
Adjusted Net Income	**5,551,322**	**3,519,050**	**13,744,848**	**9,177,928**
Diluted EPS	0.095	0.117	0.347	0.221
Add back (Deduct):				
Non-Cash Share-based Compensation Expenses	0.061	-	0.065	-
Adjusted EPS	**0.156**	**0.117**	**0.411**	**0.221**



Summary Balance Sheets



(US$ Millions) FYE 6/30	Mar. 31, 2010	June 30, 2009
Cash and Cash Equivalents	22.9	39.0
Trade Receivables	6.1	4.1
Inventories	1.8	0.9
Advances to suppliers	12.7	0.3
Other Current Assets	3.4	1.4
Total Current Assets	**46.9**	**45.7**
Property, Plant and Equipment, Net	22.4	5.2
Intangible Assets, Net	8.7	9.3
Total Assets	**78.0**	**60.2**
Accounts/Notes Payable	5.9	2.1
Other Current Liabilities	2.7	2.6
Total Liabilities	**8.6**	**4.7**
Stockholders' Equity	**69.3**	**55.5**

Operating Efficiency Ratios	Mar. 31, 2010*	June 30, 2009
ROA (TTM)	23.8%	22.6%
ROE (TTM)	26.5%	24.5%
DSO (TTM, Days)	39.1	42.6
Inventory Turnover (TTM)	12.8x	17.0x

*Q3 FY2010 financial data excludes share-based compensation of $2.2 MM

Investment Highlights



- Large and Growing Market for Industrial Valves
- Growth Driven by Industry and Geographic Expansion
- Superior Technology & Product Portfolio
- Proven Track Record of Solid Growth and High Profitability
- Increasing Capacity to Meet Growing Demands
- Ceramic Valves Poised to Capture Market Share from Metal Valves